Exhibit 10.24

SEVENTH AMENDMENT, WAIVER AND CONSENT

This Seventh Amendment, Waiver and Consent (“Seventh Consent”), is made and entered into as of December 1, 2016, by and among Accelerated Pharma, Inc., a Delaware corporation (the “Company”), and the parties identified on the signature page hereto (each a “Purchaser” and collectively, “Purchasers”). Capitalized terms used but not defined herein will have the meanings assigned to them in the Securities Purchase Agreements and Transaction Documents (as defined below). Capitalized terms defined herein shall be incorporated in the Transaction Documents, as appropriate.

WHEREAS, the Company and Purchasers identified on Schedule A entered into Securities Purchase Agreements (“Securities Purchase Agreements”) and other Transaction Documents (collectively, “Transaction Documents”) dated as of December 23, 2014, May 8, 2015, June 11, 2015, November 6, 2015, April 20, 2016, April 22, 2016, May 9, 2016, May 27, 2016 and July 15, 2016 (the April 20, 2016, April 22, 2016, May 9, 2016, May 27, 2016 and several other Securities Purchase Agreements with dates ranging between July 15, 2016 through October 6, 2016 (the Securities Purchase Agreements and Transaction Documents are collectively known as the “2016 Securities Purchase Agreements”); and

WHEREAS, the Transaction Documents were previously amended and certain consents and waivers were granted pursuant to a certain Amendment, Waiver and Consent entered into as of May 8, 2015 (the “First Amendment”) and as further amended on November 6, 2015 pursuant to a Second Amendment, Waiver and Consent (the “Second Amendment”) and as further amended on April 20, 2016 pursuant to a Third Amendment, Waiver and Consent (the “Third Amendment”) and as further amended on May 9, 2016 pursuant to a Fourth Amendment, Waiver and Consent (the “Fourth Amendment”) as further amended on July 15, 2016 pursuant to a Fifth Amendment, Waiver and Consent (the “Fifth Amendment”), as further amended and restated on September 16, 2016 (the “Fifth Amended and Restated Amendment”), and as further amended on October 2, 2016 (the “Sixth Amendment”), and together with the First Amendment, Second Amendment, Third Amendment, Fourth Amendment, Fifth Amendment, Fifth Amended and Restated Amendment, and the Sixth Amendment, ( collectively referred to as the “Prior Amendments”); and

WHEREAS, pursuant to the Transaction Documents, the Company issued to the Purchasers Secured Convertible Notes (“Notes”) and Warrants (the “Warrants”); and

WHEREAS, the Company is requesting that Purchasers waive any Events of Default that occurred or may have occurred prior to the date hereof and for a future period of time; and

WHEREAS, the Company is requesting that the Purchasers of the Notes (“December 2014 Purchasers”) issued on December 23, 2014 (“December 2014 Notes”) and the Purchasers of the Notes (the “2015 Purchasers”) issued in May, June and November of 2015 (the “2015 Notes”) agree to the extension of the Maturity Date of the December 2014 Notes and the 2015 Notes to December 31, 2016,

WHEREAS, the Company and Purchasers agree to the following amendments, waivers, and consents, which amendments, waivers and consents shall be effective upon the approval of all December 2014 Purchasers and 2015 Purchasers (“Effective Date”).

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NOW, THEREFORE, the Company and Purchasers hereby agree as follows:

1.          The Maturity Date of the December 2014 Notes and the 2015 Notes is extended to December 31, 2016.

2.          Purchasers waive any Events of Default that have occurred or may have occurred prior to the date hereof and agree to continue to waive any such default or defaults through December 31, 2016 (the period from the date hereof through December 31, 2016 being referred to as the “Waiver Period”) in order to afford the Company the opportunity to implement a Qualified Offering.

3.          The undersigned hereby acknowledges, ratifies and confirms in all respects the Prior Amendments.

4.          The undersigned represents to the Company that it is the holder of the Notes and Warrants in the amounts set forth on Schedule A hereto, it has not sold, transferred or otherwise assigned any of the Notes and Warrants and it has the authority to enter into and deliver this Seventh Consent.

5.          The Company represents that Schedule A hereto identifies all of the holders and sets forth the amounts as of the date herein of all of the securities issued or issuable pursuant to the Securities Purchase Agreements and that the Transaction Documents have not been previously amended nor any waiver of any term thereof granted by any party thereto other than as set forth in the Prior Amendments and this Amended Seventh Consent.

6.          This Seventh Consent may be executed in counterparts, each of which shall be deemed an original but all of which shall together constitute one and the same instrument. This Seventh Consent may be signed and delivered by facsimile or electronically and such facsimile or electronically signed and delivered Seventh Consent shall be enforceable.

7.          This Seventh Consent shall be included in the definition of Transaction Documents as such term is defined in the Securities Purchase Agreements.

8.          Sections 5.4, 5.5, 5.12 and 5.21 of the Securities Purchase Agreements are incorporated herein by reference.

9.          Except as expressly set forth herein, this Seventh Consent shall not be deemed to be a waiver, amendment or modification of any provisions of the Transaction Documents or of any right, power or remedy of the Purchaser, or constitute a waiver of any provision of the Transaction Documents (except to the extent herein set forth), or any other document, instrument and/or agreement executed or delivered in connection therewith and any other agreement to which the Purchaser may be parties to, in each case whether arising before or after the date hereof or as a result of performance hereunder or thereunder. Except as set forth herein, the Purchaser reserves all rights, remedies, powers, or privileges available under the Transaction Documents and any other agreement to which the Purchaser may be parties to, at law or otherwise. This Seventh Consent shall not constitute a novation or satisfaction and accord of the Transaction Documents or any other document, instrument and/or agreement executed or delivered in connection therewith and any other agreement to which the Purchaser may be a party to.

(Signatures to follow)

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IN WITNESS WHEREOF, the Company and the undersigned Purchasers have caused this Fifth Consent to be executed as of the date first written above.

ACCELERATED PHARMA, INC.
the “Company”

By:
Michael Fonstein, Chief Executive Officer

“PRIOR PURCHASER”

Name of Prior Purchaser:

Signature of Authorized Signatory of Prior Purchaser:

Name of Authorized Signatory:

Title of Authorized Signatory:

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SCHEDULE A

PURCHASERS OF DECEMBER 23, 2014	PURCHASE PRICE AND PRINCIPAL AMOUNT OF NOTE	WARRANTS	FIFTH CONSENT WARRANTS

CURBER INTERNATIONAL LTD. William House, 2nd Floor Hibiscus Square, Pond Street P.O. Box 156 Grand Turk Truks and Caicos Island Attn: M. Goldschmid Mgoldshmid48@gmail.com	$400,000.00	27,778	2,779

MORRIS FUCHS 1109 East 22nd Street Brooklyn, New York 11210 Email: lenoxxmorris@aol.com	$50,000.00	3,472	347

NACHUM STEIN 444 Madison Avenue, Suite 501 New York, NY 10022 Email: ns11238193@aol.com	$100,000.00	6,944	694

AMERICAN EUROPEAN INSURANCE CO. 444 Madison Avenue, Suite 501 New York, NY 10022 Email: ns11238193@aol.com	$100,000.00	6,944	694

HSI PARTNERSHIP 444 Madison Avenue, Suite 501 New York, NY 10022 Email: ns11238193@aol.com	$50,000.00	3,472	347

RR INVESTMENT 2012 LP c/o Ken Gliedman Licht Gliedman Investments PC 551 5th Avenue New York, NY 10176	$50,000.00	3,472	347

TOTALS	$750,000.00	52,082	5,208

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SCHEDULE A (continued)

PURCHASERS OF MAY 8, 2015 AND JUNE 11, 2015	PURCHASE PRICE AND PRINCIPAL AMOUNT OF NOTE	WARRANTS

2004 LEON SCHARF IRREVOCABLE TRUST CORP. 3839 Flatlands Ave., Suite 201 Brooklyn, NY 11234 Attn: Willy Beer Tax ID# 20-665-6152	$100,000.00	50,000

HOCH FAMILY EQUITIES LLC 125-10 Queens Boulevard, Suite 224 Kew Gardens, NY 11415 Attn: Joseph Hoch, Member Tax ID# 263694206	$50,000.00	25,000

RR INVESTMENT 2012 LP 285 Central Park West New York, NY 10024 Attn: Ralph Rieder, Manager Tax ID# 30-0759589	$500,000.00	250,000

API BIO INVESTORS, LLC 7 Glenwood Avenue, Suite 4190 East Orange, NJ 07017 Attn: AJ Ginsburg, Member AJginsburg12@gmail.com Tax ID# 47-3876371	$340,000.00	170,000

ABRAHAM BELSKY 16 Boxwood Lane Lawrence, NY 11559 Fax: 718 313-9880 Tax ID# ###-##-####	$50,000.00	25,000

EDWIN W. COLMAN CHILDREN’S TRUST 50 Adams Gulch Road Ketchum, ID 83340 Attn: Robert S. Colman, Trustee Email: bcolman@colman-partners.com Tax ID# 39-6330570	$100,000.00	50,000

ELI INZLICHT-SPREI 1121 East 21st Street Brooklyn, NY 11210 Fax: 718-859-5717 Tax ID# ###-##-####	$25,000.00	12,500

HARVEY LANG 783 Montgomery Street Brooklyn, NY 11213 Fax: 718-773-1283 Tax ID# ###-##-####	$25,000.00	12,500

ALPHA CAPITAL ANSTALT Lettstrasse 32 9490 Vaduz, Liechtenstein Attn: Konrad Ackermann, Director Fax: 011-423-2323196	$750,000.00	375,000

BRIO CAPITAL MASTER FUND LTD. C/O Brio Management LLC 100 Merrick Road, Suite 401C Rockville Centre, NY 11570-4800 Fax: 646-390-2158 Tax ID# 98-1072321	$110,000.00	55,000

BERNHARD LAZARUS 42 Herbert Samuel St., Apt. 40 Tel Aviv 68018, Israel Email: lazarusb@netvision.net.il Tax ID#: ###-##-####	$50,000.00	25,000

TOTALS	$2,100,000.00	1,050,000

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SCHEDULE A (continued)

PURCHASERS OF NOVEMBER 6, 2015	PURCHASE PRICE AND PRINCIPAL AMOUNT OF NOTE	WARRANTS

API BIO INVESTORS, LLC 1 Skyline Terrace Spring Valley, NY 10977 Attn: A.J. Ginsburg, Member Email: AJGinsburg12@gmail.com Tax ID#:	$220,000.00	6,659

MORDECHAI MARC BELSKY 270 Forest Avenue Woodmere, NY 11598 Tel.: (516) 375-6000 Tax ID# ###-##-####	$50,000.00	1,513

KEREN BROCHA 26 Commonwealth Drive Lakewood, NJ 08701 Attn: Chaim Stefansky, Manager Tel.: (718) 362-1634 Tax ID#: 32-0012556	$35,000.00	1,059

CHAIM GROSS 1980 Swarthmore Avenue, Unit 1 Lakewood, NJ 08701 Tel.: (732) 930-9805 Tax ID#: ###-##-####	$30,000.00	908

HOCH FAMILY EQUITIES, LLC 125-10 Queens Boulevard, Suite 224 Kew Gardens, NY 11415 Attn: Ari Hoch, Member Fax: (718) 374-3872 Tax ID# 26-3694206	$100,000.00	3,027

MORRIS FUCHS 1109 East 22nd Street Brooklyn, New York 11210 Email: gcmf47@gmail.com	$50,000.00	1,513

ELI INZLICHT-SPREI 1121 East 21st Street Brooklyn, NY 11210 Fax: 718 859-5717 Tax ID# ###-##-####	$15,000.00	454

TOTALS	$500,000.00	15,133

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SCHEDULE A (continued)

PURCHASERS OF APRIL 20, 2016 and APRIL 22, 2016	PURCHASE PRICE AND PRINCIPAL AMOUNT OF NOTE	WARRANTS

2004 LEON SCHARF IRREVOCABLE TRUST CORP. 3839 Flatlands Ave., Suite 201 Brooklyn, NY 11234 Attn: Willy Beer Tax ID# 20-665-6152	$100,000.00	2,579

VENTURE CAP GROUP LLC 730 Eastern Parkway Brooklyn, NY 11213	$50,000.00	1,289

NACHUM STEIN 444 Madison Avenue, Suite 501 New York, NY 10022 Email: ns11238193@aol.com	$40,000.00	1,031

AMERICAN EUROPEAN INSURANCE CO. 444 Madison Avenue, Suite 501 New York, NY 10022 Email: ns11238193@aol.com	$40,000.00	1,031

HSI PARTNERSHIP 444 Madison Avenue, Suite 501 New York, NY 10022 Email: ns11238193@aol.com	$20,000.00	516

TOTALS	$250,000.00	6,446

PURCHASERS OF MAY 9, 2016	PURCHASE PRICE AND PRINCIPAL AMOUNT OF NOTE	WARRANTS

MANUEL S. SCHARF 1575 50th Street, Suite 201 Brooklyn, New York 11219 Fax: (718) 853-5757	$100,000.00	2,579

PURCHASERS OF MAY 27, 2016	PURCHASE PRICE AND PRINCIPAL AMOUNT OF NOTE	WARRANTS

SCHEIN VENTURES LLC 552 Clubhouse Road Woodmere, New York 11598 Attn: Joshua D. Schein, Manager	$100,000.00	2,149

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SCHEDULE A (continued)

PURCHASERS OF JULY 15, 2016	PURCHASE PRICE AND PRINCIPAL AMOUNT OF NOTE	WARRANTS

ALPHA CAPITAL ANSTALT Lettstrasse 32 9490 Vaduz, Liechtenstein Attn: Konrad Ackermann, Director Fax: 011-423-2323196	$50,000.00	1,074

RAYMOND DAYAN 1734 East 24th Street Brooklyn, New York 11229 Fax: (212) 564-6135	$40,000.00	859

BRIO CAPITAL MASTER FUND LTD. C/O Brio Management LLC 100 Merrick Road, Suite 401C Rockville Centre, NY 11570-4800 Fax: 646-390-2158 Tax ID# 98-1072321	$25,000.00	537

EDWIN W. COLMAN CHILDREN’S TRUST 50 Adams Gulch Road Ketchum, ID 83340 Attn: Robert S. Colman, Trustee Email: bcolman@colman-partners.com Tax ID# 39-6330570	$50,000.00	1,074

2004 LEON SCHARF IRREVOCABLE TRUST CORP. 3839 Flatlands Ave., Suite 201 Brooklyn, NY 11234 Attn: Willy Beer Tax ID# 20-665-6152	$50,000.00	1,074

TOTALS	$215,000.00	4,618

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